STEWARD FUNDS, INC.

on behalf of its series

Steward Large Cap Enhanced Index Fund

Steward Small-Mid Cap Enhanced Index Fund

Steward International Enhanced Index Fund

Steward Select Bond Fund

Steward Global Equity Income Fund

Steward Covered Call Income Fund

(the “Funds”)

Supplement dated June 3, 2019 to the Currently Effective Statement of

Additional Information dated August 28, 2018 (as revised May 3, 2019)

This Supplement reports the following changes to information in the Funds’ Statement of Additional Information dated August 28, 2018 (as revised May 3, 2019).

A.	Effective May 16, 2019, Richard J. Rossi was appointed by the Funds’ Board of Directors (the “Board”) to serve on: (1) the Board as a director who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended; (2) the Board’s Nominating and Corporate Governance Committee; and (3) the Board’s Audit Committee.

B.	The following information is added to the existing similar disclosure contained in the “Directors and Executive Officers” section of the Statement of Additional Information, effective immediately:

Name, Address, Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Independent Directors
Richard J. Rossi c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1956	Director	Since 2019	Retired; President and Co-Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 - 2017)	6	N/A

Please retain this Supplement for future reference.